Exhibit 13.1

CERTIFICATION OF

PRESIDENT AND CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David H. Brett, President and Chief Executive Officer of Cusac Gold Mines Ltd. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2006 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)

the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ David Brett
Name:	David H. Brett
Title:	President and Chief Executive Officer
Date:	February 19, 2008